EXHIBIT 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the accompanying Quarterly Report on Form 10-Q of Bridge Capital Holdings for the quarter ended June 30, 2005, I, Thomas A. Sa, Executive Vice President and Chief Financial Officer of Bridge Capital Holdings, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Bridge Capital Holdings.



Date: August 4, 2005
                                       /s/ THOMAS A. SA
                                           _____________________________________
                                           Thomas A. Sa
                                           Executive Vice President and
                                           Chief Financial Officer
                                           (Principal Executive Officer)